EXHIBIT 99.2

Non-GAAP Measures

We have included in this Exhibit 99.2 measures of financial performance that are not defined by GAAP (“Non-GAAP”). A Non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s Unaudited Condensed Consolidated Financial Statements recast for discontinued operations. We believe these measures provide useful information to the users of the financial statements as we also have included these measures in other communications and publications.

For each of these Non-GAAP financial measures further described below, we provide a reconciliation between the Non-GAAP measure and the most directly comparable GAAP measure, an explanation of why management believes the Non-GAAP measure provides useful information to financial statement users, and any additional purposes for which management uses the Non-GAAP measure. This Non-GAAP financial information is provided as additional information for the financial statement users and is not in accordance with, or an alternative to, GAAP. These Non-GAAP measures may be different from similar measures used by other companies.

Adjusted Earnings Per Diluted Share From Continuing Operations, Adjusting for Certain Items Affecting Comparability

Adjusted earnings per diluted share from continuing operations (“Adjusted Diluted EPS”) reflects adjustments to GAAP (loss) income per diluted share from continuing operations to identify items that, in management’s judgment, significantly affect the assessment of earnings results between periods. This information is provided in order to allow investors to make meaningful comparisons of the Company’s earnings performance between periods and to view the Company’s business from the same perspective as Company management. As the Company cannot predict the timing and amount of charges that include, but are not limited to, items such as acquisition, integration, divestiture, and related costs, mark-to-market adjustments on derivative contracts, foreign currency exchange impact on the re-measurement of intercompany notes, restructuring programs, and other items that may arise from time to time that would impact comparability, management does not consider these costs when evaluating the Company’s performance, when making decisions regarding the allocation of resources, in determining incentive compensation, or in determining earnings estimates.

Adjusted Net Income From Continuing Operations, Adjusted EBIT From Continuing Operations, and Adjusted EBITDAS From Continuing Operations, Adjusting for Certain Items Affecting Comparability

Adjusted net income from continuing operations represents GAAP net (loss) income from continuing operations as reported in the Unaudited Condensed Consolidated Statements of Operations recast for discontinued operations adjusted for items that, in management’s judgment, significantly affect the assessment of earnings results between periods as outlined in the adjusted diluted EPS from continuing operations section above. This information is provided in order to allow investors to make meaningful comparisons of the Company’s earnings performance between periods and to view the Company’s business from the same perspective as Company management. This measure is also used as a component of the Board of Directors' measurement of the Company’s performance for incentive compensation purposes and is the basis of calculating the adjusted diluted EPS metric outlined above.

Adjusted EBIT from continuing operations represents adjusted net income from continuing operations before interest expense, interest income, and income tax expense. Adjusted EBITDAS from continuing operations represents adjusted net income from continuing operations before interest expense, interest income, income tax expense, depreciation and amortization expense, and non-cash stock-based compensation expense. Adjusted EBIT and adjusted EBITDAS are performance measures commonly used by management to assess operating performance, and the Company believes they are commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance between periods and as a component of our debt covenant calculations.

The following table reconciles the Company’s diluted (loss) income per share from continuing operations as presented in the Unaudited Condensed Consolidated Statements of Operations recast for discontinued operations in Exhibit 99.1, the relevant GAAP measure, to adjusted diluted income per share from continuing operations for each of the periods presented:

RECONCILIATION OF DILUTED (LOSS) INCOME PER SHARE FROM CONTINUING OPERATIONS TO ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS

		Six Months Ended June 30, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017

Diluted (loss) earnings per share from continuing operations (GAAP) (1)		$(1.15)	$(0.83)	$1.93
Impairments	(1)	—	—	1.02
Restructuring programs	(2)	1.16	2.95	1.28
CEO transition costs	(3)	—	0.23	—
Mark-to-market adjustments	(4)	0.73	0.40	(0.04)
Litigation matter	(5)	0.44	—	—
Foreign currency (gain) loss on re-measurement of intercompany notes	(6)	(0.05)	0.11	(0.10)
Product recall	(7)	—	—	(0.06)
Acquisition, integration, divestiture, and related costs	(8)	—	(0.24)	1.75
Multiemployer pension plan withdrawal	(9)	0.07	—	—
Debt amendment and repurchase activity	(10)	—	0.12	0.09
Tax indemnification	(11)	0.01	(0.04)	—
Tax reform	(12)	—	—	(1.92)
Taxes on adjusting items		(0.47)	(0.75)	(1.20)
Dilutive impact of shares (2)		—	0.02	—
Adjusted diluted EPS from continuing operations (Non-GAAP) (3)		$0.74	$1.97	$2.75

Memorandum: As previously filed adjusted diluted EPS from continuing operations (Non-GAAP) (4)		$0.67	$1.92	$2.72

(1)	As presented in Exhibit 99.1 to this Form 8-K.

(2)
The number of shares outstanding used in the calculation of the GAAP diluted loss per share from continuing operations excludes all contingently issuable shares under our equity award programs since inclusion of such shares would be anti-dilutive (i.e. the loss per share would be smaller). Conversely, the number of shares outstanding used in the calculation of the Adjusted diluted earnings per share from continuing operations (a Non-GAAP measure) includes all contingently issuable shares under our equity award programs with a dilutive impact. The total number of shares used in the calculation of the adjusted diluted earnings per share was 56.5 million for the six months ended June 30, 2019, and 56.5 million and 57.6 million for the years ended December 31, 2018 and December 31, 2017, respectively.

(3)	The sum of the quarters may not equal the total year amount due to the impact of changes in average quarterly shares outstanding and rounding.

(4)	As previously filed by the Company on a Form 8-K/A on August 9, 2019.

RECONCILIATION OF DILUTED (LOSS) INCOME PER SHARE FROM CONTINUING OPERATIONS TO ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS

		Three Months Ended
		June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018

Diluted (loss) earnings per share from continuing operations (GAAP) (1)		$(0.89)	$(0.26)	$(0.08)	$0.22	$(0.35)	$(0.61)
Impairments	(1)	—	—	—	—	—	—
Restructuring programs	(2)	0.59	0.57	0.82	0.72	0.83	0.58
CEO transition costs	(3)	—	—	—	—	—	0.23
Mark-to-market adjustments	(4)	0.45	0.28	0.50	(0.07)	(0.13)	0.10
Litigation matter	(5)	0.44	—	—	—	—	—
Foreign currency loss (gain) on re-measurement of intercompany notes	(6)	(0.03)	(0.03)	0.08	(0.02)	0.03	0.03
Product recall	(7)	—	—	—	—	—	—
Acquisition, integration, divestiture, and related costs	(8)	—	—	0.01	(0.24)	—	(0.01)
Multiemployer pension plan withdrawal	(9)	0.07	—	—	—	—	—
Debt amendment and repurchase activity	(10)	—	—	—	0.03	0.09	—
Tax indemnification	(11)	0.01	(0.01)	(0.09)	0.03	0.02	—
Tax reform	(12)	—	—	—	—	—	—
Taxes on adjusting items		(0.24)	(0.22)	(0.25)	(0.10)	(0.19)	(0.22)
Dilutive impact of shares (2)		—	—	0.01	—	—	—
Adjusted diluted EPS from continuing operations (Non-GAAP) (3)		$0.40	$0.33	$1.00	$0.57	$0.30	$0.10

(1)	As presented in Exhibit 99.1 to this Form 8-K.

(2)
The number of shares outstanding used in the calculation of the GAAP diluted loss per share from continuing operations excludes all contingently issuable shares under our equity award programs since inclusion of such shares would be anti-dilutive (i.e. the loss per share would be smaller). Conversely, the number of shares outstanding used in the calculation of the Adjusted diluted earnings per share from continuing operations (a Non-GAAP measure) includes all contingently issuable shares under our equity award programs with a dilutive impact. The total number of shares used in the calculation of the adjusted diluted earnings per share was 56.5 million, 56.5 million, 56.5 million, 56.7 million, 56.8 million, and 56.8 million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

(3)	The sum of the quarters may not equal the total year amount due to the impact of changes in average quarterly shares outstanding and rounding.

The following table reconciles the Company’s net (loss) income from continuing operations as presented in the Unaudited Condensed Consolidated Statements of Operations recast for discontinued operations in Exhibit 99.1, the relevant GAAP measure, to adjusted net income from continuing operations, adjusted EBIT from continuing operations, and adjusted EBITDAS from continuing operations for each of the periods presented:

RECONCILIATION OF NET (LOSS) INCOME FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME, ADJUSTED EBIT, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

		Six Months Ended June 30, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
		(in millions)
Net (loss) income from continuing operations (GAAP)		$(64.6)	$(46.2)	$111.3
Impairments	(1)	—	—	59.0
Restructuring programs	(2)	65.6	166.7	73.6
CEO transition costs	(3)	—	13.0	—
Mark-to-market adjustments	(4)	41.2	22.5	(2.3)
Litigation matter	(5)	25.0	—	—
Foreign currency (gain) loss on re-measurement of intercompany notes	(6)	(3.0)	6.2	(5.9)
Product recall reimbursement	(7)	—	—	(3.3)
Acquisition, integration, divestiture, and related costs	(8)	0.2	(13.5)	100.9
Multiemployer pension plan withdrawal	(9)	4.1	—	—
Debt amendment and repurchase activity	(10)	—	6.8	5.0
Tax indemnification	(11)	0.4	(2.0)	—
Tax reform	(12)	—	—	(110.6)
Less: Taxes on adjusting items		(27.3)	(42.0)	(69.3)
Adjusted net income from continuing operations (Non-GAAP)		41.6	111.5	158.4
Interest expense (excluding debt amendment and repurchase activity)		51.2	105.4	119.1
Interest income		(4.3)	(3.8)	(4.3)
Income tax benefit (excluding tax reform)		(13.7)	(11.4)	(31.6)
Add: Taxes on adjusting items		27.3	42.0	69.3
Adjusted EBIT from continuing operations (Non-GAAP)		102.1	243.7	310.9
Depreciation and amortization	(13)	103.3	209.1	216.2
Stock-based compensation expense	(14)	11.5	20.5	28.1
Adjusted EBITDAS from continuing operations (Non-GAAP)		$216.9	$473.3	$555.2

RECONCILIATION OF NET (LOSS) INCOME FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME, ADJUSTED EBIT, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

		Three Months Ended
		June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
		(in millions)
Net (loss) income from continuing operations (GAAP)		$(50.1)	$(14.5)	$(4.4)	$12.2	$(19.5)	$(34.5)
Impairments	(1)	—	—	—	—	—	—
Restructuring programs	(2)	33.6	32.0	46.6	40.7	46.7	32.7
CEO transition costs	(3)	—	—	—	—	—	13.0
Mark-to-market adjustments	(4)	25.3	15.9	28.3	(3.8)	(7.6)	5.6
Litigation matter	(5)	25.0	—	—	—	—	—
Foreign currency (gain) loss on re-measurement of intercompany notes	(6)	(1.4)	(1.6)	4.3	(1.4)	1.4	1.9
Product recall reimbursement	(7)	—	—	—	—	—	—
Acquisition, integration, divestiture, and related costs	(8)	0.1	0.1	0.6	(13.7)	(0.1)	(0.3)
Multiemployer pension plan withdrawal	(9)	4.1	—	—	—	—	—
Debt amendment and repurchase activity	(10)	—	—	—	1.8	5.0	—
Tax indemnification	(11)	0.7	(0.3)	(4.9)	1.7	1.2	—
Tax reform	(12)	—	—	—	—	—	—
Less: Taxes on adjusting items		(14.6)	(12.7)	(14.1)	(5.3)	(10.0)	(12.6)
Adjusted net income from continuing operations (Non-GAAP)		22.7	18.9	56.4	32.2	17.1	5.8
Interest expense (excluding debt amendment and repurchase activity)		26.1	25.1	25.3	25.4	27.9	26.8
Interest income		(1.7)	(2.6)	—	(1.3)	(0.5)	(2.0)
Income tax (benefit) expense (excluding tax reform)		(6.8)	(6.9)	1.5	3.0	(6.3)	(9.6)
Add: Taxes on adjusting items		14.6	12.7	14.1	5.3	10.0	12.6
Adjusted EBIT from continuing operations (Non-GAAP)		54.9	47.2	97.3	64.6	48.2	33.6
Depreciation and amortization	(13)	50.5	52.8	52.6	52.1	51.5	52.9
Stock-based compensation expense	(14)	6.1	5.4	3.7	4.5	6.3	6.0
Adjusted EBITDAS from continuing operations (Non-GAAP)		$111.5	$105.4	$153.6	$121.2	$106.0	$92.5

FOOTNOTES FOR RECONCILIATION OF NET (LOSS) INCOME FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME, ADJUSTED EBIT, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

		Location in Unaudited Condensed Consolidated Statements of Operations	Six Months Ended June 30, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
			(in millions)
(1)	Impairments	Asset impairment	$—	$—	$59.0
(2)	Restructuring programs	Other operating expense, net	60.8	149.1	38.1
		Cost of sales	3.2	13.3	35.5
		General and administrative	1.6	4.3	—
(3)	CEO transition costs	General and administrative	—	13.0	—
(4)	Mark-to-market adjustments	Other expense (income), net	41.2	22.5	(2.3)
(5)	Litigation matter	General and administrative	25.0	—	—
(6)	Foreign currency (gain) loss on re-measurement of intercompany notes	(Gain) loss on foreign currency exchange	(3.0)	6.2	(5.9)
(7)	Product recall reimbursement	Net sales	—	—	(2.3)
		Cost of sales	—	—	(1.0)
(8)	Acquisition, integration, divestiture, and related costs	General and administrative	0.2	(0.1)	13.6
		Other operating expense, net	—	(13.4)	87.3
(9)	Multiemployer pension plan withdrawal	Cost of sales	4.1	—	—
(10)	Debt amendment and repurchase activity	General and administrative	—	0.2	1.7
		Other expense (income), net	—	4.2	—
		Interest expense	—	2.4	3.3
(11)	Tax indemnification	Other expense (income), net	0.4	(2.0)	—
(12)	Tax reform	Income tax (benefit) expense	—	—	(108.2)
		Other expense (income), net	—	—	(2.4)
(13)	Depreciation included as an adjusting item	Cost of sales	1.6	12.1	16.4
		General and administrative	1.6	4.1	0.3
(14)	Stock-based compensation expense	General and administrative	0.4	10.3	0.1

FOOTNOTES FOR RECONCILIATION OF NET (LOSS) INCOME FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME, ADJUSTED EBIT, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

			Three Months Ended
		Location in Unaudited Condensed Consolidated Statements of Operations	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
			(in millions)
(1)	Impairments	Asset impairment	$—	$—	$—	$—	$—	$—
(2)	Restructuring programs	Other operating expense, net	32.6	28.2	40.9	35.3	44.7	28.2
		Cost of sales	0.2	3.0	4.7	4.4	(0.3)	4.5
		General and administrative	0.8	0.8	1.0	1.0	2.3	—
(3)	CEO transition costs	General and administrative	—	—	—	—	—	13.0
(4)	Mark-to-market adjustments	Other expense (income), net	25.3	15.9	28.3	(3.8)	(7.6)	5.6
(5)	Litigation matter	General and administrative	25.0	—	—	—	—	—
(6)	Foreign currency (gain) loss on re-measurement of intercompany notes	(Gain) loss on foreign currency exchange	(1.4)	(1.6)	4.3	(1.4)	1.4	1.9
(7)	Product recall reimbursement	Net sales	—	—	—	—	—	—
(8)	Acquisition, integration, divestiture, and related costs	General and administrative	0.1	0.1	0.4	0.2	(0.4)	(0.3)
		Other operating expense, net	—	—	0.2	(13.9)	0.3	—
(9)	Multiemployer pension plan withdrawal	Cost of sales	4.1	—	—	—	—	—
(10)	Debt amendment and repurchase activity	General and administrative	—	—	—	—	0.2	—
		Other expense (income), net	—	—	—	1.1	3.1	—
		Interest expense	—	—	—	0.7	1.7	—
(11)	Tax indemnification	Other expense (income), net	0.7	(0.3)	(4.9)	1.7	1.2	—
(12)	Tax reform	Income tax (benefit) expense	—	—	—	—	—	—
(13)	Depreciation included as an adjusting item	Cost of sales	0.2	1.4	4.0	4.6	(0.4)	3.9
		General and administrative	0.8	0.8	0.8	1.0	2.3	—
(14)	Stock-based compensation expense	General and administrative	0.2	0.2	0.1	0.1	0.2	9.9

During the periods presented, the Company entered into transactions that affected the year-over-year comparison of its financial results that included the following:

(1)	During 2017, the Company incurred $59.0 million of goodwill and other intangible asset impairment related to its Bars category.

(2)	The Company's restructuring and margin improvement activities are part of an enterprise-wide transformation to improve the long-term profitability of the Company.

(3)	The CEO transition cost primarily relates to accelerated stock-based compensation and modification accounting related to the transition of the Chief Executive Officer in 2018.

(4)
The Company’s derivative contracts are marked-to-market each period with the unrealized changes in fair value being recognized in the Condensed Consolidated Statements of Operations. These are non-cash charges. As the contracts are settled, realized gains and losses are recognized. The mark-to-market impacts only are treated as Non-GAAP adjustments.

(5)
During the second quarter of 2019, the Company recognized a $25 million accrual related to a litigation matter. The suit’s primary allegation relates to certain purported label misrepresentations as to the nature of its Grove Square coffee products.

(6)
The Company has Canadian dollar denominated intercompany loans and incurred foreign currency gains and losses to re-measure the loans at the respective period ends. These charges are non-cash and the loans are eliminated in consolidation.

(7)
The product recall costs (reimbursement) primarily represents recoveries received by the Company for costs incurred related to an announced voluntary recall of products that occurred in 2016 regarding products that may be impacted by sunflower seeds potentially contaminated with Listeria monocytogenes (L.mono) that were provided by a supplier.

(8)
The acquisition, integration, divestiture, and related costs line represents costs associated with completed and potential divestitures, completed and potential acquisitions, the related integration of the acquisitions, and gains or losses on the divestiture of a business.

(9)
During the second quarter of 2019, the Company executed a complete withdrawal from the Retail, Wholesale, and Department Store International Union and Industry Pension Fund. Absent agreement with the Fund on a withdrawal payment, the Company estimated a withdrawal liability of $4.1 million. The Company anticipates receiving an assessment by December 31, 2019, and the ultimate withdrawal liability may change from the currently estimated amount.

(10)
During the second quarter of 2018, the Company amended its Credit Agreement, resulting in third party costs to complete the transaction. Also during the second quarter of 2018, the Company completed the repurchase of certain of its outstanding debt. This activity resulted in the write-off of a portion of deferred financing costs as well as a loss on debt extinguishment. During 2017, the Company refinanced our credit facility including our revolver and related term loans. This activity resulted in the write-off of a portion of deferred financing costs as well as third party costs to complete the transaction.

(11)
The tax indemnification line represents the non-cash write off of indemnification assets that were recorded in connection with acquisitions from prior years.  These write-offs arose as a result of the related uncertain tax position being released due to the statute of limitation lapse or settlement with taxing authorities.

(12)
The tax reform line represents the impact of the Tax Act which was signed into law on December 22, 2017 and made significant changes to the Internal Revenue Code. For the period ending December 31, 2017, the Company recorded a provisional net benefit of $110.6 million, primarily attributable to adjustments to our net deferred tax liability, partially offset with a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings. The tax impact recorded for the year ended December 31, 2018 was insignificant and the Company considers all provisional amounts to be final.

The tax impact on adjusting items is calculated based upon the tax laws and statutory tax rates applicable in the tax jurisdiction of the underlying Non-GAAP adjustments.